UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):     April 29, 2021

Cogent Communications Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51829	46-5706863
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2450 N St NW, Washington, DC	20037
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:     202-295-4200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.001 per share	CCOI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07        Submission of Matters to a Vote of Security Holders.

On April 28, 2021, the Company held its Annual Meeting at 2450 N Street NW, Washington, DC 20037.  Out of 47,578,368 shares outstanding and authorized to vote at the Annual Meeting as of the record date of March 1, 2021, proxies representing 43,716,078 shares, or more than 91.88% of outstanding shares, were voted.

Under the first proposal, each of the following nominees were elected to the Company’s Board of Directors, to hold office until his or her successor is elected and qualified, with the following voting results:

David Schaeffer:	FOR: 40,348,160	WITHHELD: 791,374
D. Blake Bath:	FOR: 40,213,892	WITHHELD: 925,642
Steven D. Brooks:	FOR: 40,358,621	WITHHELD: 780,913
Lewis H. Ferguson, III:	FOR: 30,887,292	WITHHELD: 10,252,242
Carolyn Katz:	FOR: 40,429,974	WITHHELD: 709,560
Sheryl Kennedy:	FOR: 32,109,191	WITHHELD: 9,030,343
Marc Montagner:	FOR: 31,379,397	WITHHELD: 9,760,137

Broker non-votes for the first proposal were 2,576,544 shares.

Stockholders approved the second proposal, ratifying the appointment of Ernst & Young LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2021.  The vote on this second proposal was as follows:  FOR: 43,376,347; AGAINST: 189,763; ABSTAIN: 149,968.  Broker non-votes for this second proposal were zero (0) shares.

Stockholders approved the third proposal, approval of an amendment and restatement of the Company’s 2017 Incentive Award Plan, including an increase in the number of shares available for issuance thereunder by 1.2 million shares. The vote on this third proposal was as follows: FOR: 40,316,689; AGAINST: 663,060; ABSTAIN: 159,785. Broker non-votes for this third proposal were 2,576,544 shares.

Stockholders approved the fourth proposal, an advisory vote to approve named executive officer compensation.  The vote on this fourth proposal was as follows:  FOR: 38,832,746; AGAINST: 2,075,963; ABSTAIN: 230,825.  Broker non-votes for this fourth proposal were 2,576,544 shares.

Item 9.01        Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cogent Communications Holdings, Inc.

April 29, 2021	By:	/s/ David Schaeffer
Name: David Schaeffer
Title: President and Chief Executive Officer